First Allmerica Financial Life Insurance Company 440 Lincoln Street Worcester, MA 01653 508-855-1000 – phone	allmericafinancial.com * 800.533.7881

ANNUAL REPORT - 12/31/2006

FOR CONTRACT HOLDERS OF:  VARI-EXCEPTIONAL LIFE ‘93

March 16, 2007

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	VEL II ACCOUNT 1940 Act Registration Number: 811-8130 1933 Act Registration Numbers: 33-71056 CIK: 0000914283 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), VEL II Account, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust	1046292	March 2, 2007
AIM Variable Insurance Funds	896435	February 23, 2007
AllianceBernstein Variable Products Series Fund, Inc.	825316	March 5, 2007
Delaware VIP Trust	814230	March 9, 2007
Fidelity Variable Insurance Products Fund	356494	February 26, 2007 March 1, 2007
Fidelity Variable Insurance Products Fund II	831016	February 26, 2007 March 1, 2007 March 5, 2007
Franklin Templeton Variable Insurance Products Trust	837274	March 1, 2007 March 1, 2007 March 1, 2007
Janus Aspen Series	906185	February 23, 2007
T. Rowe Price International Series, Inc.	918292	February 26, 2007

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Marilyn Smith

Marilyn Smith
Vice President

First Allmerica Financial Life Insurance Company

440 Lincoln Street * Worcester, MA 01653